UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2011

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 1, 2011, Pacific Mercantile Bancorp issued a press release reporting the status of its efforts to comply with the requirements of a regulatory order (the “Order”) issued on August 31, 2010 by the California Department of Financial Institutions (the “DFI”) and recent improvements in the financial condition of Pacific Mercantile Bank, the Company’s wholly-owned banking subsidiary (the “Bank”).

As previously reported in a Current Report on Form 8-K, among other things, the DFI’s Order requires the Bank to have increased its ratio of tangible equity-to-tangible assets to 9.0% by January 31, 2011. While that ratio has improved since August 31, 2010 and we have been exploring, with the assistance of a nationally recognized investment banking firm, alternatives for meeting that capital requirement, we were not able to do so by January 31, 2011.

Nevertheless, the DFI has notified us that it will not take any action against the Bank at this time because we have not, as yet, met that capital requirement. We understand that this decision is based on the progress we have made since August 31, 2010 in increasing that capital ratio and improvements achieved in the Bank’s financial condition, including reductions in the Bank’s non-performing assets. Moreover, the Bank continues to be classified, under federal bank regulatory guidelines and federally established prompt corrective action regulations, as a “well-capitalized” banking institution.

However, we cannot predict when or even if we will succeed in meeting the capital requirements of the DFI Order in the near term and the DFI is not precluded from taking enforcement action against the Bank if its financial condition were to worsen or if the Bank failed to achieve further improvements in its capital ratio.

The foregoing is qualified in its entirety by reference to the press release, a copy of which is attached hereto as Exhibit 99.1

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued February 1, 2011, reporting on status of compliance with the regulatory order of the California Department of Financial Institutions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: February 1, 2011	By:	/s/ NANCY A GRAY
Nancy A. Gray, Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued February 1, 2011, reporting on status of compliance with the regulatory order of the California Department of Financial Institutions.

E-1